Exhibit 99.99

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George A. Henning and Barbara A. Kelley, and each of them, my true and lawful attorneys-in-fact and agents for me and in my name, place and stead, in any and all my capacities as a director of Pacific Global Fund, Inc. (dba Pacific Advisors Fund, Inc.), a Maryland corporation, to sign on my or its behalf the Registration Statement under the Securities Act of 1933 (33-50208), the Investment Company Act of 1940 (811-7062) and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 29th day of September, 2006.

/s/ L. Michael Haller	September 29, 2006
L. Michael Haller	Date
Director

On this 29th day of September 2006, before me Araceli Olea, the undersigned Notary Public, personally appeared Louis Michael Haller, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

ARACELI M. OLEA	/s/ Araceli M. Olea
Commission # 1399856	Notary Public
Notary Public - California
Los Angeles County
My Comm. Expires Feb 10, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George A. Henning and Barbara A. Kelley, and each of them, my true and lawful attorneys-in-fact and agents for me and in my name, place and stead, in any and all my capacities as a officer of Pacific Global Fund, Inc. (dba Pacific Advisors Fund, Inc.), a Maryland corporation, to sign on my or its behalf the Registration Statement under the Securities Act of 1933 (33-50208), the Investment Company Act of 1940 (811-7062) and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 4th day of October, 2006.

/s/ Thomas H. Hanson	October 4, 2006
Thomas Hanson	Date
Vice President & Secretary

On this 4th day of October 2006, before me Araceli Olea, the undersigned Notary Public, personally appeared Thomas H. Hanson, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

ARACELI M. OLEA	/s/ Araceli M. Olea
Commission # 1399856	Notary Public
Notary Public - California
Los Angeles County
My Comm. Expires Feb 10, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George A. Henning and Barbara A. Kelley, and each of them, my true and lawful attorneys-in-fact and agents for me and in my name, place and stead, in any and all my capacities as a director of Pacific Global Fund, Inc. (dba Pacific Advisors Fund, Inc.), a Maryland corporation, to sign on my or its behalf the Registration Statement under the Securities Act of 1933 (33-50208), the Investment Company Act of 1940 (811-7062) and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 29th day of September, 2006.

/s/ Gerald Miller	September 29, 2006
Gerald Miller	Date
Director

On this 29th day of September 2006, before me Araceli Olea, the undersigned Notary Public, personally appeared Gerald Miller, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

ARACELI M. OLEA	/s/ Araceli M. Olea
Commission # 1399856	Notary Public
Notary Public - California
Los Angeles County
My Comm. Expires Feb 10, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George A. Henning and Barbara A. Kelley, and each of them, my true and lawful attorneys-in-fact and agents for me and in my name, place and stead, in any and all my capacities as a director of Pacific Global Fund, Inc. (dba Pacific Advisors Fund, Inc.), a Maryland corporation, to sign on my or its behalf the Registration Statement under the Securities Act of 1933 (33-50208), the Investment Company Act of 1940 (811-7062) and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 29th day of September, 2006.

/s/ Louise K. Taylor	September 29, 2006
Louise Taylor	Date
Director

On this 29th day of September 2006, before me Araceli Olea, the undersigned Notary Public, personally appeared Louise K. Taylor, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

ARACELI M. OLEA	/s/ Araceli M. Olea
Commission # 1399856	Notary Public
Notary Public - California
Los Angeles County
My Comm. Expires Feb 10, 2007